Fees Summary	Jan. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 402,500,016
Previously Paid Amount	0
Total Fee Amount	61,622.76
Total Offset Amount	0
Net Fee	$ 61,622.76